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Exhibit 32.2

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Donna Lehmann, as Treasurer of BH/RE, L.L.C., a Nevada limited liability company (the "Company") certify pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

          (A)  the accompanying Annual Report on Form 10-K for the period ended December 31, 2007, as filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (B)  the information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 28, 2008

/s/ DONNA LEHMANN Donna Lehmann Treasurer (Principal Financial and Accounting Officer)

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  Exhibit 32.2
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002